Exhibit 10.4

                            DATA SERVICES AGREEMENT

                                                   Agreement No. _______________

      This Data Services Agreement (this "Agreement") is made this 19th day of March, 2001, by and between Williams Vyvx Services, a business unit of Williams Communications, Inc., a Delaware corporation ("Seller"), with its principal place of business at One Williams Center, 27th Floor, Tulsa, Oklahoma 74172, and iBEAM Broadcasting Corporation ("Customer"), with its principal place of business at 645 Almanor Ave., Suite 100, Sunnyvale, CA 94086, for the provision of telecommunications services, subject to this Agreement and as set forth in this Agreement.

1.0 Exhibits

Exhibit I -     Williams Vyvx Services Pricing Schedule

Exhibit II -    Williams Vyvx Services Technical Specifications

Exhibit III -   Sample Service Order

Exhibit IV -    Williams Vyvx Services Troubleshooting Procedures


2.0 Description of Services Customer may order from Seller telecommunications transmission services ("Services"), the terms and conditions of which are set forth in this Agreement. The current Williams Vyvx Services Pricing Schedule is attached to this Agreement and incorporated herein by reference. All Services, Local Access Services and Ancillary Services, as defined in Section 5.0 and 6.0, are subject to availability. The terms "Services" and "Ancillary Services" in this Agreement refer only to such transport telecommunications services between two locations traversing Seller's owned and operated network both end points of which originate or terminate at a Seller point of presence ("On-Net"), unless otherwise specifically noted herein. Any off-net service arranged for Customer by Seller is on an individual case basis and the terms and conditions governing the arrangement of such off-net services shall be those of the third party provider of such services. The general provisions of this Agreement, including limitation of liability and indemnity, are applicable to Seller's arrangement of such off-net, third party provided services.

      2.1 Description of Private Line Service: Williams Vyvx Services Private Line Service (the "Private Line Service") provides domestic DS-1, DS-3 and optical SONET (OC-N) circuits which are specifically dedicated to Customer's use between two (2) points specified by the parties in a Service Order and meeting the technical requirements as defined in the "Williams Vyvx Services Technical Specifications for Private Line Service" attached hereto as Exhibit II.

      2.2 Description of ATM Service: Williams Vyvx Services Asynchronous Transfer Mode Service (the "ATM Service") is technology that provides integration of disparate networks onto a single communications infrastructure. ATM technology takes voice, data and video packets and divides them into equally sized, 53-byte cells and transmits them over Seller's ATM network. Seller's ATM Service is designed for two (2) primary applications. These applications include ATM transport and backbone connectivity. ATM transport provides multimedia and video transmission. Multimedia transmission is suited for transporting voice, data and video while video transmission is best designed for point-to-point video services. Backbone connectivity provides for


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      the interconnection of local area networks ("LAN(s)") as well as interconnection of existing network access points ("NAP(s)") or private peering backbones.

      2.3 Description of Frame Relay Service: Williams Frame Relay Service is a technology that allows commercial end-users to use a network of shared private lines to send and receive data from geographically distant locations. Frame Relay can be defined as packet-switched, multiplexed data networking technology supporting connectivity between user equipment, such as routers, and a carrier's frame relay network equipment.

3.0 Effective Date and Term

This Agreement shall become effective on April 7, 2000 ("Effective Date") and shall continue for a term of one (1) year after the date on which Seller signs the Agreement (the "Term"). Each Service Order placed under this Agreement shall have its own term, as indicated on such Service Order. This Agreement shall automatically renew for successive one-year periods (the "Renewal Term(s)") unless canceled by either party by giving written notice of such cancellation not less than sixty (60) days before the end of the current Term, or any Renewal Term. Unless Customer is in default, or if covered under Sections 8.2 and 8.4 of this Agreement, any Service being provided at the time of termination shall continue until the natural end of such Service as specified in the applicable Service Order upon the terms and conditions of this Agreement; provided, however, that Customer may not order any new Service until Customer and Seller have entered into a new agreement or mutually agreed in writing to extend this Agreement. The charges for any Services, Local Access Services or Ancillary Services during any such extension shall be the then current Seller charges.

4.0 Service Orders and Provisioning of Circuits

      4.1 Services requested by Customer hereunder shall be requested on Seller's Service Order forms in effect from time to time or on Customer's forms accepted in writing by Seller ("Service Order(s)"). A Sample Service Order form is attached hereto and incorporated as Exhibit III. Each Service Order shall reference this Agreement and its respective Agreement number. Seller reserves the right not to accept a Service Order under this Agreement at any time.

      4.2 When a Service Order is placed, the Customer will indicate a requested start date (the "Requested Start Date") for the Service, the desired term of the Service, the specific city pairs, the applicable bandwidth and any other information necessary for Seller to provide the Service. . Customer's Requested Start Date will be the Requested Start Date passed on to the Local Exchange Carrier and the basis for any adjustments set forth below. Seller will make reasonable efforts to meet Customer's Requested Start Date. In the event that a Requested Start Date is altered, Customer's Requested Start Date will be changed to reflect the number of days of delay or advance, as appropriate (the "Actual Start Date"). Changes to Customer's Requested Start Date are further limited pursuant to Sections 4.5 and 4.6.

      4.3 This Agreement shall apply to all Services, Local Access Services and Ancillary Services provided by Seller to the Customer whether pursuant to a Service Order or otherwise.

      4.4 Seller's standard service implementation interval for Services provided on Seller's owned and operated network is forty-five (45) days from acceptance of a Service Order by Seller's Customer Care department. Such acceptance shall be indicated by the signature of a representative of such department on the Service Order. The standard service implementation interval for Services provided by a third party and either partially or wholly off of Seller's owned


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      and operated network shall be determined on an individual case basis.
      Seller shall make reasonable efforts to provide Services within its standard service implementation interval or on Customer's Requested Start Date. Failure of Seller to deliver by such date shall not constitute a default under this Agreement and Seller shall not be liable to pay to Customer any penalties or damages for Seller's failure to meet such standard service implementation intervals. Seller will make reasonable efforts to coordinate Actual Start Date with Customer Requested Start Date and will act on behalf of Customer with the Local Access Providers during installation and testing to ensure circuit is fully operational, meets technical specifications and to delay acceptance of circuits as may be requested by Customer on an individual case basis subject to the policies of the applicable Local Exchange Carrier.

      4.5 Seller will issue notice to Customer of the Actual Start Date which is the Planned Test Date ("PTD") for each individual Service Order. The Actual Start Date is the date Seller will accept services from the Local Exchange Carrier ("LEC") on behalf of the Customer and commence testing and billing for Local Access Services. Customer may request a one-time delay or change in the Actual Start Date or Requested Start Date of a Service Order provided that (i) it provides the Seller a written delay request no later than three (3) business days prior to the Planned Test Date or Requested Start Date, as the case may be, (ii) the aggregate number of the days requested does not exceed thirty (30) calendar days from the Service Order's original Requested Start Date, and (iii) it is consistent with the policies of and approved by the LEC. At the expiration of such thirty (30) day period, the Customer may no longer delay the Actual Start Date of such Order and Seller may begin billing as of such date.

      4.6 Services shall begin on the date Seller issues notice that Service is available (the "Start of Service Notice" or "SOSN"), indicating that the Service has been tested by Seller in accordance with the Technical Specifications set forth in Exhibit II attached hereto and that the Service meets or exceeds those Technical Specifications (the "Actual Start Date"). If Customer fails to give written notice that the Service is in material non-compliance with the applicable Technical Specifications within three (3) business days after Seller issues the SOSN, Customer shall be deemed to have accepted such Service and Seller shall begin billing for the Service as of the Actual Start Date. All billing and acceptance of local loops ordered on behalf of Customer will start on the Actual Start Date. Customer will reimburse Seller for all Local Access Charges and shall be liable for any termination charges from Local Access Providers once accepted by Seller on Customer's behalf. Billing for Circuit Port and PVC charges will be delayed for ten (10) calendar days from the Actual Start Date provided Customer is not utilizing the circuit for other than testing purposes.

      4.7 Any conflicting, different or additional terms and conditions contained in Customer's acknowledgement or Service Order or elsewhere are objected to by Seller and shall not constitute part of this Agreement unless mutually agreed to in writing by both parties. No action by Seller (including, without limitation, provision of Services, Local Access Services or Ancillary Services to Customer pursuant to such Service Order) shall be construed as binding or estopping Seller with respect to such term or condition.

      4.8 Once the Actual Start Date has passed, Customer must pay for the Services, Local Access Services or Ancillary Services as indicated on the Service Order through the term indicated on such Service Order, regardless of whether Customer is actually using the Services.


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5.0 Local Access Services

      5.1 Unless the parties otherwise agree pursuant to Section 5.3 below, Seller shall obtain "Local Access Services" for Customer, which are defined as the telecommunications facilities connecting a Customer-designated termination point to a Seller Point of Presence ("POP"). Customer shall execute a Letter of Agency, on such form as provided by Seller, authorizing Seller to interact directly with the Local Access provider(s) to obtain the Local Access Services. Customer shall request all Local Access Services in writing to Seller. Customer shall be responsible for all charges, including without limitation, monthly charges, usage charges, installation charges, non-recurring charges, or applicable termination/cancellation liabilities, of the Local Access provider(s) for the length of the term of the Service Order only. Seller shall use reasonable efforts to negotiate the reduction or elimination of any termination liability or cancellation charges with the applicable Local Access provider.

      5.2 In obtaining Local Access Services, Seller shall be responsible for provisioning and the initial testing of an interconnection between the interexchange Service set forth in a Service Order and the Local Access Services. Seller will coordinate the installation of the Local Access Services with the interexchange Service being provided by Seller. Charges to Customer for Local Access Service administered by Seller on behalf of Customer shall be billed to Customer at the pass through tariff rate of the Local Access service provider for the term on each Customer Service Order plus a monthly management fee per the schedule below. Billing for Local Access will begin on the date Seller accepts the service from the Local Access Provider. If the tariff rate for Local Access Services is changed by the Local Access service provider, such changes will be passed through to Customer.

                 Local Access Services Management Fee Schedule

                      Port Size               Monthly Fee
                         T1                     $ 25.00
                         DS3                    $250.00
                         OC3                    $250.00

      5.3 Customer may, upon notice to Seller on the applicable Service Order, order its own Local Access Services. In such event, Customer shall be billed directly by the provider of such services and Seller shall not be responsible for billing any such charges. If Customer orders its own Local Access Services, Customer shall be responsible for ensuring that such services are turned up at the same time as the Services being provided by Seller. In the event the Customer-ordered Local Access Services are not ready at such time as the Services being provided by Seller, Seller shall nevertheless have the right to begin billing for such Services as of the Actual Start Date and Customer shall be liable for payment for such Services as of such date. Seller will not be responsible for outages of local access circuits and troubleshooting local access circuits ordered by Customer but will coordinate and test end-to-end with local access providers as needed by Customer.


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6.0 Ancillary Services and Charges

      6.1 Seller may provide extraordinary service to Customer for reasons including but not limited to: (a) Customer's request to expedite Service availability to a date earlier than Seller's published installation interval or a previously accepted start date; (b) Service redesign or other activity occasioned by receipt of inaccurate information from Customer; (c) reinstallation charges following any suspension of the Service for cause by Seller; (d) Customer's request for use of routes or facilities other than those selected by Seller for provision of the Service; and (e) other circumstances in which extraordinary costs and expenses are generated by Customer and reasonably incurred by Seller (services under this subsection are collectively referred to herein as "Ancillary Services"). Customer shall be liable for all charges for any Ancillary Services provided by Seller.

      6.2 If Customer desires to change the date on which Customer has requested that Service be available, other than a request to expedite Service as set forth above, Customer may be charged a Change of Service Date Charge. Such charge will not apply to Customer's first change request, as long as such request is made more than fifteen (15) business days prior to the original Requested Start Date. If Customer makes a second change, or such change is requested less than fifteen (15) days prior to the original Requested Service Date, Customer will be charged Seller's then applicable Change of Service Date Charge. Customer will also be charged for any charges incurred by Seller from third party providers as a result of Customer's request for Change of Service Date.

      6.3 If Customer requests a modification to the information contained in a Service Order (other than a Change of Service Date) prior to completion of installation of the Service, Customer may incur a Change of Service Order Charge. No charge will be incurred if the change is administrative in nature (i.e. billing address, contact information, etc.). A charge will be incurred if the administrative change relates to Local Access for which Seller is acting as agent.

      6.4 If Customer requests a change to Services after such Services have been installed, Customer may incur a Change of Service Charge. If such Change of Service is administrative in nature, Customer will not incur a charge, unless such administrative change applies to Local Access Services which have been ordered by Seller as agent for Customer. In addition to the Change of Service Charge, Customer will be responsible for any charges due to re-engineering which is required as a result of Customer's request for Change of Service.

      6.5 If Customer desires to cancel a Service Order prior to installation and acceptance of the Service, Customer will incur a Cancellation Charge. In addition to the Cancellation Charge, Customer will be required to reimburse Seller for any cancellation charges relating to Local Access or off-net service for which Seller is acting as agent.

      6.6 All charges referred to in this Section 6.0 shall be established as of Seller's acceptance of the Service Order to which they apply unless they are otherwise specifically set forth in the Williams Vyvx Services Pricing Schedule as non-recurring charges. Such non-recurring charges will be set forth for each type of Service available under this Agreement. Ancillary Charges are detailed in Exhibit I attached hereto.


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7.0 Payment Terms

      7.1 Due Date and Invoice. All amounts stated on each monthly invoice are due and payable upon Customer's receipt of the invoice ("Due Date"). Customer agrees to remit payment to Seller at the remittance address. In the event Customer fails to make full payment of any amounts due, including any prior late fees (the "Balance") to the proper address within thirty (30) days of the date of the invoice, Customer shall also pay a late fee in the amount of the lesser of one and one-half percent (1 1/2%) of the unpaid Balance per month or the maximum lawful rate under applicable state law which shall accrue from the Due Date. Customer acknowledges and understands that all charges are computed exclusive of any applicable federal, state or local use, excise, valued added, gross receipts, sales and privilege taxes, duties, fees or similar liabilities (other than general income or property taxes imposed on Seller), whether charged to or against Seller, its suppliers or affiliates or Customer associated with the Service, Local Access Service or Ancillary Service provided to Customer ("Additional Charges"). Such Additional Charges shall be paid by Customer in addition to all other charges provided for herein.

      7.2 Billing and Payment. All prorated monthly recurring charges (charges for monthly Service or Ancillary Service provided for less than a calendar month), installation and other non-recurring charges shall be billed following the acceptance of such Service, Local Access Service or Ancillary Service pursuant to Section 4.6 above. Payment for all monthly recurring charges for full months during which Service, Local Access Service or Ancillary Service are to be provided shall be billed in arrears. Billing shall be monthly starting on the first of each month and running through the end of each month (the "Billing Cycle).

      7.3 Billing Disputes. If Customer in good faith disputes any portion of an invoice it must pay the undisputed amount of the invoice on or before its Due Date and provide written notice to Seller of the billing dispute within sixty (60) days thereafter. Such notice must include documentation substantiating the dispute. Customer's failure to notify Seller of a dispute shall be deemed to be Customer's acceptance of such charges. The parties will make a good faith effort to resolve billing disputes as expeditiously as possible. If a dispute is resolved in favor of Customer, Customer shall receive an adjustment on its next bill.

      In the event of an over billing, Customer may request billing adjustments for a period of two (2) years after the Due Date of an invoice, or two (2) years after the date a service is rendered, whichever is later. If Customer has no past due balance a payment for such amounts will be issued to Customer within 30 days of the receipt of written notification and verification of the claim. If Customer has a past due balance a credit will be issued to the account.

      7.4 Suspension of Service.

      (a) In the event payment for undisputed amounts is not received from Customer on or before sixty (60) days following the date of the invoice, Seller shall have the right to suspend all or any portion of the Services, Local Access Services or Ancillary Services to Customer. Seller shall exercise this suspension right by providing Customer with a minimum of ten
      (10) days' written notice specifying the past due amount and the Services and/or Ancillary Services to be suspended. If Seller receives the entire specified past due amount within the ten (10) day notice period, then Customer's Service shall not be suspended.


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      (b) If only a portion of the Services, Local Access Services or Ancillary
      Services is initially suspended pursuant to Seller's written notice, and Customer fails to pay the specified past due amount within an additional ten (10) days after the partial suspension of Service, then after the additional ten (10) day period, Seller may suspend all or any additional portion of the Services, Local Access Services or Ancillary Services to Customer with no additional written notice. Further, after the additional ten (10) day period, Seller may continue suspension until such time as Customer has paid in full all charges then due, including any late fees as specified herein. Following such payment, Seller shall reinstate Customer's Services, Local Access Services or Ancillary Services, subject to Seller's Right to Assurance as provided in Paragraph 7.5 below.

      (c) Suspension of Services, Local Access Services or Ancillary Services as set forth in this Paragraph shall not affect Customer's obligation to pay for the Services, Local Access Services or Ancillary Services.

      7.5 Seller's Right to Assurance.

      (a) If at any time there is a material adverse change in Customer's creditworthiness or a material change in Customer's financial position, then in addition to any other remedies available to Seller, Seller may elect, in its sole discretion, to demand reasonable assurance of payment from Customer. An adverse material change in Customer's creditworthiness shall include, but not be limited to: (a) Customer's default of its obligations to Seller under this or any other agreement with Seller; (b) failure of Customer to make full payment of charges due hereunder on or before the Due Date on three (3) or more occasions during any period of twelve (12) or fewer months or Customer's failure to make such payment on or before the Due Date in any two (2) consecutive months; (c) acquisition of Customer (whether in whole or by majority or controlling interest) by an entity which is insolvent, which is subject to bankruptcy or insolvency proceedings, which owes past due amounts to Seller or any entity affiliated with Seller or which is a materially greater credit risk than Customer; or (d) Customer's being subject to or having filed for bankruptcy or insolvency proceedings or the legal insolvency of Customer. An adverse material change in Customer's financial position shall include, but not be limited to: (a) a decrease in net worth or working capital of five percent (5%) or greater; or, (b) negative net worth or working capital. If Customer's financial statements are not public information, upon Seller's demand for reasonable assurance of payment, Customer shall be required to provide financial statements. After receipt of Customer's financial information, Seller may require a deposit or other similar means to establish reasonable assurance of payment.

      (b) If Customer has not provided Seller with its financial information and with reassurance satisfactory to Seller within thirty (30) days of Seller's notice of demand for reassurance, then, in addition to any other remedies available to Seller, Seller shall have the option, in its sole discretion, to exercise one or more of the following remedies: (i) cause the start of the Service, Local Access Service or Ancillary Service described in a previously executed Service Order to be delayed pending satisfactory reassurance; or (ii) decline to accept a Service Order or other requests from Customer to provide Service, Local Access Service or Ancillary Service.

      7.6 Credit. As may be determined by Seller, if the financial condition or payment history of Customer is determined by Seller to be unacceptable, Seller may require Customer to post a deposit or irrevocable letter of credit, at Seller's option, to secure Customer's payment for the term of this Agreement. Should Seller determine that a deposit or irrevocable letter of credit is necessary, Customer and Seller will execute the appropriate Credit or Deposit Agreement. Should Customer fail to post such deposit or letter of credit or fail to execute the appropriate agreement within fifteen


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      (15) days of Seller's notice of such requirement, or should Customer fail to abide by the terms of any Credit or Deposit Agreement, Customer shall be deemed to be in default of this Agreement and Seller may terminate this Agreement in accordance with Section 8.7 below.

      7.7 Taxes. If any sales taxes, valued added taxes or similar charges or impositions are asserted against Seller after, or as a result of, Customer's use of Services, Local Access Services or Ancillary Service by any local, state, national, international, public or quasi-public governmental entity or foreign government or its political subdivision, including without limitation, any tax or charge levied to support the federal Universal Service Fund contemplated by the Telecommunications Act of 1996, or any state equivalent, Customer shall be solely responsible for such taxes, charges or impositions. Customer agrees to pay any such taxes, charges or impositions and hold Seller harmless from any liability or expense associated with such taxes, charges or impositions.

      7.8 Adjustments. Seller may make billing adjustments for a period of ninety (90) days after the Due Date of an invoice, or ninety (90) days after the date a service is rendered or changed, whichever is later.

8.0 General Agreement

      8.1 Outage Credits

      (a) Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time when a Service or Services are "unavailable" (as defined in the Technical Specifications attached hereto as Exhibit II) (hereafter an "Outage"). An Outage shall begin upon the earlier of Seller's actual knowledge of the Outage or Seller's receipt of notice from the Customer of the Outage. An outage will be considered to have ended when Services in accordance with this Agreement have been restored. In the event of an Outage, Customer shall be entitled to a credit (the "Outage Credit") upon Seller's receipt of Customer's written request for such Outage Credit.

      (b) When the cumulative total of Outage minutes for an affected circuit in any given calendar month is less than 30 minutes, the Outage Credit shall be based on the following formula:

 Outage Credit Calculation =  Outage (in minutes) x Monthly Port and PVC charges
                              --------------------------------------------------
                              43,2000 (deemed number of minutes per month)

      (c) When the cumulative total of Outage minutes for an affected circuit in any given calendar month is 30 minutes or more, the Outage Credit shall be based on the following:

            i) If the cumulative total of Outage minutes is between 30 and 60 minutes in a calendar month, Customer will receive a credit equal to 10% of the Monthly Port and PVC charges for the affected circuit.

            ii) If the cumulative total of Outage minutes is between 61 and 120 minutes in a calendar month, Customer will receive a credit equal to 25% of the Monthly Port and PVC charges for the affected circuit


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            iii)  If the cumulative total of Outage minutes is between 121 and
                  180 minutes in a calendar month, Customer will receive a credit equal to 50% of the Monthly Port and PVC charges for the affected circuit.

            iv) If the cumulative total of Outage minutes is between 181 and 240 minutes in a calendar month, Customer will receive a credit equal to 75% of the Monthly Port and PVC charges for the affected circuit.

            v) If the cumulative total of Outage minutes exceeds 240 minutes in a calendar month, Customer will receive a credit equal to 100% of the Monthly Port and PVC charges for the affected circuit and will suspend the $75,000 monthly recurring revenue threshold for continued favorable pricing detailed in Exhibit I, Section F 2.

      (b) At no time will the total credit extended to Customer for an affected circuit exceed 100% of the total Monthly Port and PVC service charges for such circuit.

      (e) Customer will not receive an Outage Credit if the Outages are (i) due to normal equipment operation with restoral time of two (2) to thirty (30) seconds, (ii) due to a Force Majeure event as defined in Section 8.15 of this Agreement (iii) caused by the negligence or willful misconduct of Customer or others authorized by Customer to use the services, (iv) due to the failure of power, facilities, equipment, systems or connection not provided by Seller, (v) caused by the failure of Local Access, (vi) as a result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance, (vii) as a result of Customer's failure to make the circuit available for Williams to repair or re-route, or Customer's failure to notify the Williams Network Control Center (NCC) prior to taking any circuit out of Service.

      8.2 Excessive Outage.

            (a) Customer may terminate individual Service Order(s) in the event Customer experiences any of the following circumstances with respect to such Service Order(s) each of which constitutes an Excessive Outage:

                  (i) Failure to meet the applicable Service Specifications for a period of eight (8) consecutive hours; or

                  (ii) Failure to meet the applicable Service Specifications for a cumulative period totaling twelve (12) hours or more within any consecutive thirty (30) day period.

            (b) In the event individual Service Orders are terminated by Customer pursuant to section 8.2(a) above, Customer shall give written notice to Seller of such termination within thirty
                  (30) days of such outage and Customer shall pay Seller in accordance with this Agreement for all Services performed up to and including the effective date of termination of such Service Order(s). In addition, Customer shall pay for all Local Access charges, including any termination charges.

      8.3 All Outage Credits will be based on Vyvx trouble ticket disposition which detail the Williams' trouble ticket number(s), affected circuits, affected PVC's and outage minutes. The


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      trouble ticket disposition will be sent to Customer for each outage and any credit due will be issued against future port and PVC charges for the affected service no later than sixty (60) days from the date of occurrence if not sooner.

      8.4 Limited Termination Right.

            (a) Customer shall have a limited right to terminate this Agreement in the event that the port of any of Customer's "Backbone Circuits":

                  (i) fails to meet the applicable Service Specifications for a consecutive period of twelve (12) hours.

                  (ii) fails to meet the applicable Service Specifications for a cumulative period totaling sixteen (16) hours or more within any consecutive thirty (30) day period.

                  (iii) And provided that an acceptable work around has not been established to restore the failed Service.

            (b) "Backbone Circuits" shall be defined as those circuits which Customer uses to distribute its primary "Live Streaming" transmissions. The Backbone Circuits currently are:

                  TWC395828   Next Venue
                  TWC254470   Exodus West
                  TWC221655   LA Teleport

            (c) Customer may exercise this limited right to terminate upon ninety (90) days' written notice. Customer's notice shall be given within thirty (30) days of the end of the failure giving rise to Customer's right to terminate. Customer shall pay Seller in accordance with this Agreement for all Services performed up to and including the effective date of termination (without benefit of any Outage Credits provided for in this Section).

            (d) In addition, Customer shall pay for all Local Access charges, including any termination charges.

      8.5 The Outage Credit, the ability to terminate individual Service Orders, and Customer's limited right to terminate as set forth in this Section shall be the sole and exclusive remedies of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under this Agreement.

      8.6 Termination Liability Charges. If Customer desires to disconnect any Service or Ancillary Service after installation Customer may do so by providing written notification to Williams thereof sixty (60) days in advance of the effective date of the disconnection. In the event of such disconnection, Customer shall pay to Williams a Termination Liability Charge in an amount equal to the monthly charge for such disconnected Service or Ancillary Service multiplied by the number of months in the relevant Term for such Service or Ancillary Service plus any administrative costs, less the charges for such Service or Ancillary Service actually paid by Customer through the effective date


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      of the disconnection. Customer agrees that the actual damages in the event of such disconnection would be difficult or impossible to ascertain, and that the Termination Liability Charge in this Section is intended, therefore, to establish liquidated damages and is not intended as a penalty. Notwithstanding the foregoing, and upon thirty (30) day's prior written notice to the other party, either Customer or Williams shall have the right, without incurring a Termination Liability Charge or other liability to the other party, to disconnect the affected portion of any Service or Ancillary Service, if Williams is prohibited by governmental authority from furnishing or Customer is prohibited from using such portion, or if any material rate or term contained herein and relevant to the affected portion of any Service or Ancillary Service is substantially changed by order of the highest court of competent jurisdiction to adjudicate the matter, the Federal Communications Commission, or other local, state or federal government authority.

      8.7 Portability. After any Service has been in effect for a period of at least twelve (12) months or at least three (3) months if the term of the Service is (12) twelve months, Customer shall have the option to disconnect a circuit and order a new circuit as a replacement without incurring a termination liability charge. The replacement circuit must be for the same or greater term and the same or greater monthly revenue as the circuit being replaced and the replacement circuit must be ordered by Customer and installed within sixty (60) days after the date on which Customer provides Seller with written notice of cancellation. The existing port charges will continue until the replacement port charges are applicable. If Customer exercises this portability option, Customer will be liable for (i) all termination liability and disconnect charges for Local Access Services or any other third party provided facilities that are impacted by the replacement of the circuit; and (ii) all installation one-time charges due to Seller under Seller's standard new installation rates and charges; and (iii) any one-time Local Access Service charges and the new monthly recurring Local Access Service charges. Exercise of the replacement circuit option is restricted to Service on Seller's own network, and is subject to availability. This portability option is further limited in that the term of the replacement circuit shall be the balance of the term of the original circuit or six (6) months, whichever is longer, and the replacement circuit may only be moved one (1) additional time thereafter.

      8.8 Disconnection of Services. Customer may disconnect any Service, Local Access Service or Ancillary Service provided hereunder by providing written notification to Seller thereof sixty (60) days in advance of the effective date of disconnect. In the event of such disconnection, Customer shall pay to Seller a disconnection charge, unless Customer exercises the portability option defined in Section 8.7, in an amount equal to (i) the monthly charge for each such disconnected Service, Local Access Service or Ancillary Service multiplied by the number of months in the relevant Term for such Service, Local Access Service or Ancillary Service, less the charges for each such Service, Local Access Service or Ancillary Service actually paid by Customer through the effective date of disconnection and
      (ii) any non-recurring payments not yet paid together with any termination liability associated with Local Access Service or any other third-party provided service. Customer agrees that the actual damages in the event of such disconnection would be difficult or impossible to ascertain, and that the disconnection charge in this Section 8.8 is intended, therefore, to establish liquidated damages and is not intended as a penalty.

      8.9 Warranty and Disclaimer of Warranty. Seller warrants that Services or Ancillary Services shall be provided to Customer in accordance with the applicable Technical Specifications set forth in Exhibit II. Seller shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Services or Ancillary Services and restore such Services or Ancillary Services to comply with the terms hereof. THE


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      FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AND IS PROVIDED IN
      LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 8.1 IS THE SOLE AND EXCLUSIVE REMEDY PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

      8.10 Limitation of Liability. EXCEPTING ONLY LIABILITY FOR WILLIAMS' RECKLESS OR WILLFUL MISCONDUCT, WILLIAMS' LIABILITY ARISING OUT OF ITS PROVISION OF SERVICES HEREUNDER, INCLUDING BUT NOT LIMITED TO LIABILITIES ARISING OUT OF WILLIAMS' NEGLIGENCE, MISTAKES AND OMISSIONS, INTERRUPTIONS, DELAYS, ERRORS, OR OTHER DEFECTS IN THE SERVICES OR BREACH OF CONTRACT OR ARISING OUT OF THE FAILURE TO FURNISH SERVICES, WHETHER CAUSED BY ACTS OF COMMISSION OR OMISSION, SHALL BE LIMITED TO THE EXTENSION OF ALLOWANCES FOR INTERRUPTIONS AS SET FORTH IN THIS AGREEMENT. SUCH ALLOWANCES FOR INTERRUPTION SHALL BE THE SOLE REMEDY OF CUSTOMER, INCLUDING ANY END USER OF CUSTOMER, AND THE SOLE LIABILITY OF WILLIAMS HEREUNDER. WILLIAMS' LIABILITY FOR DAMAGES OR LOSSES OF ANY KIND ARISING OUT OF ITS FURNISHING SERVICES SHALL IN NO EVENT EXCEED AN AMOUNT EQUAL TO ITS FIXED MONTHLY OR OTHER CHARGE ALLOCABLE TO THE FAULTY OR DEFECTIVE SERVICE.

      NOTWITHSTANDING THE PROVISIONS OF THE PRECEDING SUBPARAGRAPH, WILLIAMS SHALL NOT BE LIABLE TO CUSTOMER OR ANY END USER FOR ANY LOSS OF, DEFECTS IN OR ANY INABILITY TO FURNISH SERVICE DUE TO ACTS OF GOD, ACTS OF GOVERNMENT, WARS, RIOTS, STRIKES, FAILURE OF A TRANSPONDER, FAILURE OF A SATELLITE, FAILURE OF ANY OTHER TRANSMISSION EQUIPMENT OR OTHER CAUSES BEYOND WILLIAMS' CONTROL.

      ANY AND ALL EXPRESS AND IMPLIED WARRANTIES RELATING TO THE SERVICES, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A SPECIFIC PURPOSE OR USE, ARE EXPRESSLY DISCLAIMED. CUSTOMER SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS WILLIAMS FROM ANY CLAIMS MADE UNDER A WARRANTY OR REPRESENTATION MADE BY CUSTOMER TO ANY THIRD PARTY WITH RESPECT TO THE SERVICES.

      8.11 EXCEPT FOR CUSTOMER'S PAYMENT OBLIGATIONS HEREUNDER, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), REGARDLESS OF THE FORESEEABILITY THEREOF, OCCASIONED BY THE TERMINATION OF CUSTOMER'S RIGHTS TO USE, OR THE PREEMPTION OF OR THE FAILURE OF, OR LOSS OF TECHNICAL QUALITY OF, THE SERVICES OR BY ANY DELAY IN COMMENCEMENT OF THIS AGREEMENT OR BY ANY OTHER CAUSE OR MATTER WHATSOEVER.

      8.12 EXCEPT FOR CUSTOMER'S PAYMENT OBLIGATIONS HEREUNDER, IN NO EVENT SHALL CUSTOMER BE LIABLE TO WILLIAMS FOR DIRECT DAMAGES IN EXCESS OF ONE MILLION DOLLARS.


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      8.13 Customer Content and Indemnity. Customer shall make all arrangements with copyright holders, music licensing organizations, performers' representatives or other parties for necessary authorizations, clearances or consents with respect to transmission contents ("Consents"). Customer shall indemnify and hold harmless Providers (as defined below) against and from any court, administrative or agency action, suit or similar proceeding, whether civil or criminal, private or public, brought against Providers arising out of or related to the contents transmitted hereunder (over Seller's network or otherwise) including, but not limited to, claims, actual or alleged, relating to any violation of copyright law, export control laws, failure to procure Consents, failure to meet governmental or other technical broadcast standards, or that such transmission contents are libelous, slanderous, an invasion of privacy, pornographic, or otherwise unauthorized or illegal. Providers shall be defined to include Seller, any third party or affiliated provider, operator or maintenance/repair contractor of facilities employed in connection with the provision of Services, Local Access Services or Ancillary Services under this Agreement. Seller may terminate or restrict any transmissions over the network if, in its judgment, (a) such actions are reasonably appropriate to avoid violation of applicable law; or (b) there is a reasonable risk that criminal, civil or administrative proceedings or investigations based upon the transmission contents shall be instituted against Providers. Customer agrees not to use Services, Local Access Services or Ancillary Services for any unlawful purpose, including without limitation any use which constitutes or may constitute a violation of any local, state or federal obscenity law.

      8.14 General Indemnity.

      a) Customer and Seller shall defend, indemnify and hold harmless the other against and from any and all claims for physical property damage, physical personal injury or wrongful death to the extent that such arises out of the negligence or willful misconduct of the respective indemnifying party, its employees, agents, or contractors in connection with the provision or use of Services, Local Access Services, Ancillary Services or other performance.

      b) With respect to third parties that use Services, Local Access Services or Ancillary Services through Customer, Customer shall defend, indemnify and hold harmless Providers against any claims by such third parties for damages arising or resulting from any defect in or failure to provide Services, Local Access Services or Ancillary Services.

      c) The indemnifying party agrees to defend the other against the claims as set forth above and to pay all reasonable litigation costs, attorneys' fees, court costs, settlement payments, and any damages awarded or resulting from any such claims. The indemnified party shall promptly notify the indemnifying party in writing of any such claims.

      8.15 Force Majeure. If either party's performance of this Agreement or any obligation (other than the obligation to make payments) hereunder is prevented, restricted or interfered with by causes beyond its reasonable control including, but not limited to, acts of God, fire, explosion, vandalism, cable cut, power outage, storm or other similar occurrence including rain fade or other atmospheric conditions, any law, order, regulation, direction, action or request of the United States Government or national, state or local governments, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more of said governments, or of any civil or military authority, or by national emergencies, insurrections, riots, wars, acts of terrorism, strikes, lockouts or work stoppages or other labor difficulties, supplier failures, shortages, breaches or delays, then the affected party shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction or interference. The affected party shall use


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      commercially reasonable efforts under the circumstances to avoid and remove such causes of non-performance and shall proceed to perform with reasonable dispatch whenever such causes cease.

      8.16 Events of Default. Either party may terminate this Agreement if the other is in default of any material obligation contained herein, which default has not been cured within thirty (30) days following the receipt of notice of such default setting forth the specifics of such default. Termination and receipt of any applicable refund are Customer's sole remedies in the event of any such Seller's default. Notwithstanding the foregoing, the failure of any particular Service or Services to comply with the Technical Specifications (as set forth in Exhibit II) shall not be deemed a default by Seller, but may obligate Seller to provide Customer with Outage Credits, as provided in Section 8.1 hereof.

      8.17 Use of Services. Seller's obligation to provide Services, Local Access Services or Ancillary Services to Customer is subject to the following conditions: (a) Services, Local Access Services or Ancillary Services shall not be used for any unlawful purpose, (b) at least ten percent (10%) of the transmissions shall be interstate transmissions. Customer represents that this Agreement, to the extent it is subject to FCC regulation, is an inter-carrier agreement not subject to the filing requirements of Section 211(a) of the Communications Act of 1934, as amended.

      8.18 Proprietary Information. Customer understands and agrees that the terms and conditions of this Agreement and all documents referenced herein (including invoices to Customer for Services, Local Access Services or Ancillary Services provided hereunder) are confidential as between Customer, Seller and its affiliates and shall not be disclosed by Customer to any party other than the directors, officers, and employees or agents of Customer who have specifically agreed to nondisclosure of the terms and conditions hereof. Violation by Customer or its agents of the foregoing provision shall entitle Seller, at its option, to discontinue Services, Local Access Services or Ancillary Services to Customer without further obligation or liability to Customer. Customer further agrees that any Customer generated press release, advertisement or publication regarding this Agreement, Services, Local Access Services or Ancillary Services provided hereunder or in which Seller, or its affiliates are to be mentioned, will be submitted to Seller for its written approval prior to publication. Customer understands and agrees that Seller may disclose such information as may be required under applicable law including, without limitation, filing of tariffs.

      8.19 Intrastate Interexchange Services. Customer may use any interexchange Service provided under this Agreement only if such interexchange Service is used for carrying interstate telecommunications (i.e., telecommunications subject to the jurisdiction of the Federal Communications Commission). Seller and its affiliates shall not be obligated to make available interexchange Service on a circuit with end points within a single state or service on a circuit which originates/terminates at points both of which are situated within a single state unless Customer represents in writing that such interexchange Service or circuits shall be used to carry at least 10% interstate telecommunications. If it is determined at any time that such interexchange Service or circuit is subject to state regulation, the interexchange Service or circuit may be provided by Seller or its affiliates pursuant to applicable state laws, regulations and applicable tariffs, or Seller and its affiliates may discontinue provision of the affected interexchange Service or circuit.

      8.20 Customer Responsibilities. Customer has sole responsibility for installation, testing and operation of facilities, services and equipment ("Customer Facilities") other than those specifically provided by Seller as part of the Services, Local Access Services or Ancillary Services as described


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      in a Service Order. In no event will the untimely installation or non-operation of Customer Facilities relieve Customer of its obligation to pay charges for the Services, Local Access Services or Ancillary Services after the Actual Start Date.

      8.21 Universal Service Fund. During the Term of this Agreement, Customer shall provide Seller, on a semiannual basis, a universal service exemption certificate within thirty (30) days of the Customer's filing of the universal service filing made with the appropriate federal agency, evidencing that the Customer is required to contribute to the federal Universal Service Fund. Customer agrees that failure to provide such an exemption authorized Seller to begin billing Customer prospectively for Universal Service Fund contributions pursuant to the applicable contribution factor (revised quarterly), plus an administrative charge of 1%.

9.0. Miscellaneous Provisions

      9.1 Title to Equipment. This Agreement shall not, and shall not be deemed to, convey to Customer title of any kind to any of the transmission facilities, digital encoder/decoders, telephone lines, microwave facilities or other facilities utilized in connection with the Services or Ancillary Services. Any equipment provided by Customer must be itemized on a schedule listing all such Customer-provided equipment and appended to the Service Order to which use of that equipment relates ("Customer Equipment Inventory"). Seller shall not be obligated to provide any Services, Local Access Services or Ancillary Services for Customer if Customer will be providing any of its own equipment unless and until such equipment is itemized on the applicable Customer Equipment Inventory.

      9.2 Notices. All notices to be sent to a party pursuant to this Agreement shall be in writing and deemed to be effective upon (i) personal delivery,
      (ii) three days after mailing certified mail return receipt requested,
      (iii) on the day when the notice has been sent by facsimile if during business hours and followed by express mail priority next-day delivery, or
      (iv) in the case of invoices, upon the Due Date. In each case, the notice shall be sent to the person identified in this Section at the Full Business Addresses of the parties as they appear herein. The effective date for any notice under this Agreement shall be the date of delivery of such notice, not the date of mailing.

      The Full Business Address for purposes of notice under this Section as well as telephone voice and facsimile numbers shall be:

        SELLER:                                   CUSTOMER:
        Williams Vyvx Services, a business unit
        of Williams Communications, Inc.          iBEAM Broadcasting Corporation
                                                  645 Almanor Ave., Suite 100
        One Williams Center, 27th Floor           Sunnyvale, CA 94086
        Tulsa, Oklahoma 74172                     Telephone: (408)523-1600
        Telephone: (918) 573-7784                 Fax: (408)730-8937
        Fax: (918) 574-6042                       Attention: ___________________
        Attention: Contract Administration

      9.3 Merger/Integration. This Agreement (including the attached Exhibits, as they may be modified from time to time) consists of all the terms and conditions contained herein and in documents incorporated herein specifically by reference. This Agreement constitutes the complete and


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      exclusive statement of the understanding between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to Services, Local Access Services or Ancillary Services provided hereunder.

      9.4 Written Amendment. Any addition, deletion or modification to this Agreement shall not be binding on either party except by written amendment executed by both parties.

      9.5 No Venture. The provision of Services, Local Access Services or Ancillary Services shall not create a partnership or joint venture between the parties.

      9.6 Suspension of Service. In addition to the nonpayment of any sum due hereunder, Seller may immediately suspend Services, Local Access Services or Ancillary Services in whole or part if Seller determines that such Services, Local Access Services or Ancillary Services violate the Communications Act of 1934, as amended (including the Telecommunications Act of 1996), or that the imposition of any state or federal statute, or promulgation of any rule, regulation, or order of the Federal Communications Commission ("FCC") or other governing body makes Seller's performance commercially impracticable.

      9.7 Effect of Change in Law. Upon thirty (30) day's prior written notice to the other party, either Customer or Seller shall have the right, without disconnection charge or other liability to the other party, to cancel the affected portion of any Service, Local Access Service or Ancillary Service, if Seller is prohibited by governmental authority from furnishing or Customer is prohibited from using such portion, or if any material rate or term contained herein and relevant to the affected portion of any Service, Local Access Service or Ancillary Service is substantially changed by order of the highest court of competent jurisdiction to adjudicate the matter, the Federal Communications Commission, or other local, state or federal government authority.

      9.8 Network Downturn: In the event that Customer's network makes a significant change or an event occurs which has a major impact on Customer's network, finances or other such event, the Parties hereby agree to work in good faith to reduce any minimum commitments and/or termination liability charges that may be the subject matter of this Agreement.

      9.9 PARTIES BOUND BY AGREEMENT; ASSIGNMENT. This Agreement is binding upon and shall inure to the benefit of the parties hereto and upon their respective successors and permitted assigns. Customer may not assign this Agreement without the prior written consent of Williams, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, upon written notice, either party may assign to a parent, affiliate or subsidiary company without the consent of the other.

      9.10 Choice of Law. This Agreement shall be governed by the laws of the State of New York without regard to choice of law principles.

      9.11 Interpretation. No rule of construction requiring interpretation against the draftsman hereof shall apply in the interpretation of this Agreement.

      9.12 No Third Party Beneficiary. The provisions of this Agreement are for the benefit only of the parties hereto, and no third party may seek to enforce or benefit from these provisions.

      9.13 Attorneys' Fees. If a proceeding is brought for the enforcement of this Agreement or because of any alleged or actual dispute, breach, default or misrepresentation in connection with any of the


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      provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other reasonable costs and expenses incurred in such action or proceeding in addition to any other relief to which such party may be entitled.

      9.14 Severability. In the event any provision of this Agreement conflicts with any statute, rule or order of any governmental unit or regulatory body, or tariff then, if required by law, such statute, rule, order or tariff shall control.

      9.15 No Waiver. The failure of either party to enforce any provision hereof shall not constitute the permanent waiver of such provision.

iBEAM BROADCASTING CORPORATION              WILLIAMS VYVX SERVICES,
                                            a business unit  of
                                            WILLIAMS COMMUNICATIONS, INC.


By:/s/ Daniel Sroka                         By:    /s/ Laura Kenny
   -------------------------------             ---------------------------------
Name:  Daniel Sroka                         Name:
     -----------------------------               -------------------------------

Title: Vice President                       Title:
      ----------------------------                ------------------------------

Date:  March 1, 2001                        Date:
     -----------------------------               -------------------------------


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                                   Exhibit I

                    Williams Vyvx Services Pricing Schedule

This Pricing Schedule is made as of this _____ day of ________________, 2001, and is subject to that Data Services Agreement No. __________________ (the "DSA") by and between Williams Vyvx Services, a business unit of Williams Communications, Inc., a Delaware corporation ("Seller"), and iBEAM Broadcasting Corporation, a ("Customer").

A. ATM Services

1. Recurring Rates & Charges: ATM service has three basic rate elements; Local Access, Port Connections, and Bandwidth.

      a. Local Access. Pricing for Local Access is determined in accordance with the Terms and Conditions set forth in Section 5.0 of the DSA.

      b. UNI Port Connections. Pricing for User Network Interface (UNI) Port Connections is determined on the port speed connections selected by Customer. UNI is Port Connections are currently available at DS3, OC3 and OC12 speeds. Monthly recurring charges for Port Connections are set forth in Table A.1 below.

Table A.1   Monthly Recurring Port Charges

            -----------------------------------------------------------------
                             Monthly Recurring Port Charges
            -----------------------------------------------------------------
              Port Speed          Monthly Recurring Port            CoS
                                         Charge

            -----------------------------------------------------------------
                  DS3                                         VBR(nrt) or CBR
                                        $ 3,120
            -----------------------------------------------------------------
                  OC3                   $ 7,625               VBR(nrt) or CBR
            -----------------------------------------------------------------
                 OC12                   $29,600               VBR(nrt) or CBR
            -----------------------------------------------------------------

      c.    Bandwidth.

            (i) There are two types of Bandwidth, which can be selected, the Virtual Channel Connection (VCC) or the Virtual Path Connection
            (VPC). The type of bandwidth selected by the Customer does not determine the price.

            (ii) Pricing for Bandwidth is determined based on the Class of Service (CoS). Two Classes of Service are offered by Seller:
            Constant Bit Rate (CBR) and Variable Bit Rate(non real time (VBR(nrt). CoS charges are stated in Committed Information Rates
            (CIR) which are stated in Megabit per second (Mbps) increments for one-way (Simplex) VCCs or VPCs. CIR increments are available in 1Mbps increments up to 40Mbps for DS3 ports, 5 Mbps increments up to 150 Mpbs for OC3 ports and 25 Mbps increments up to 600 Mbps for OC12 ports. Monthly recurring charges for Bandwidth are set forth in Table A.2 below.


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Table A.2 Monthly Recurring Bandwidth Charges

     ---------------------------------------------------------------------------
                      Monthly Recurring Bandwidth Charges
     ---------------------------------------------------------------------------
       Port Speed        CoS                  CIR (Mbps)       Price Per Mbps
     ---------------------------------------------------------------------------
          DS3            CBR                     1-10               $350
     ---------------------------------------------------------------------------
                         CBR                     11-40              $335
     ---------------------------------------------------------------------------
          OC3            CBR                     5-20               $350
     ---------------------------------------------------------------------------
                         CBR                    25-150              $335
     ---------------------------------------------------------------------------
          OC12           CBR                     25-75              $305
     ---------------------------------------------------------------------------
                         CBR                    100-175             $295
     ---------------------------------------------------------------------------
                         CBR                    200-600             $290
     ---------------------------------------------------------------------------

2. Non-Recurring Charges:

            Non-recurring charges include installation, configuration changes, order cancellations and order changes that may be incurred for the Port, VCC or VPC. Such non-recurring charges are set forth in Table
            A.3 below.

Table A.3

     ---------------------------------------------------------------------------
                              Non Recurring Charges
     ---------------------------------------------------------------------------
               Description of Charge                           Charges
     ---------------------------------------------------------------------------
     Installation:
     ---------------------------------------------------------------------------
          DS3 Port                                              $1,500
     ---------------------------------------------------------------------------
          OC3 Port                                              $4,000
     ---------------------------------------------------------------------------
          OC12 Port                                             $15,000
     ---------------------------------------------------------------------------
          per PVC or VP                                         $40
     ---------------------------------------------------------------------------
     Expedite Charge                                            $300
     ---------------------------------------------------------------------------
     Change of Service Order Charges:
     ---------------------------------------------------------------------------
           Configuration Change Charge                          $50
     ---------------------------------------------------------------------------
     Order Cancellation Charge Pre/Post
     Engineering prior to circuit acceptance                    $500/$1000
     ---------------------------------------------------------------------------
     Local Access Change- post acceptance                       $ 500.00
     ---------------------------------------------------------------------------
     In addition to the Order Cancellation Charge, Customer
     will be required to reimburse Seller for any
     cancellation charges relating to Local Access or off-net
     service for which Seller is acting as agent.
     ---------------------------------------------------------------------------
          Port Order Change Charge                              $100
     ---------------------------------------------------------------------------
     Change of Service Charge:
     ---------------------------------------------------------------------------
          Configuration Change Charge                           $50
     ---------------------------------------------------------------------------
          Port Order Change Charge                              $100
     ---------------------------------------------------------------------------

      Configuration change charges are applied when the bandwidth size of a VCC or VPC are changed.


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            Order Cancellation Charges apply when a PVC, VP or Port has been ordered and needs to be canceled prior to the Service having been installed and accepted.

            Local Access Change Charges apply when local access services provided by a third party through Seller is moved or replaced with local access service to another location.

            Port Order Change Charges apply when Customer requests to change the port size ordered. If the Port has been installed and accepted, Customer will be charged for a new port installation.

B.    Private Line Services

1. Private Line Service has three basic rate elements; Interexchange charges, Local Access Charges and non-recurring charges.

      a. Interexchange rates are as set forth in Table B.1 below. Pricing for any Service not listed in such Table is determined on an individual case basis and will be set forth on Customer's Service Order.

Table B.1

     ---------------------------------------------------------------------------
          DS1        DS3         OC-3/OC-3(c)      OC-12/OC-12(c)       OC-48
         Rate       Rate            Rate                Rate             Rate
     ---------------------------------------------------------------------------
       $ 0.0630   $ 0.0315        $ 0.0284            $ 0.0268         $ 0.0252
     ---------------------------------------------------------------------------
     Rates are set per VGE V&H DS0 mile per month.
     ---------------------------------------------------------------------------

            Notwithstanding the foregoing, the minimum monthly charge for any Interexchange circuit ordered by Customer shall be as follows:

Table B.2

     ---------------------------------------------------------------------------
                                Minimum Monthly Charges
     ---------------------------------------------------------------------------
                      DS-1                                   $250
     ---------------------------------------------------------------------------
                      DS-3                                  $2,000
     ---------------------------------------------------------------------------
                      OC-3                                  $5,000
     ---------------------------------------------------------------------------
                      OC-12                                $20,000
     ---------------------------------------------------------------------------
                      OC-48                                $80,000
     ---------------------------------------------------------------------------

      b.    Non-Recurring Charges:

Table B.3

----------------------------------------------------------------------------------------------
      Non-Recurring Charges                    DS-1      DS-3      OC-3      OC-12    OC-48
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
New Order Installation                         $400     $2,000    $6,000    $12,000  $24,000
----------------------------------------------------------------------------------------------
Order Change (1st change free)                 $25        $50     $2,000    $3,000   $4,000
----------------------------------------------------------------------------------------------
Order Cancellation
----------------------------------------------------------------------------------------------
            Pre-Engineering                    $150      $250      $500      $750    $1,000
----------------------------------------------------------------------------------------------
            Post-Engineering                   $300      $500     $2,000    $3,000   $4,000
----------------------------------------------------------------------------------------------
            In addition to the Pre- or Post-Engineering charges, Customer will be required to reimburse Seller for any cancellation charges relating to Local Access or off-net service for which Seller is acting as agent.
----------------------------------------------------------------------------------------------
ASR (new or disconnect) Special Access         $250      $250      $250      $250     $250
----------------------------------------------------------------------------------------------
ASR Supplement                                 $150      $150      $150      $150     $150
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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

------------------------------------------------------------------------------------------------------------------
                     Non-Recurring Charges        DS-1          DS-3          OC-3        OC-12       OC-48
------------------------------------------------------------------------------------------------------------------
Order Expedite                                    $300          $300          $300        $300         $300
------------------------------------------------------------------------------------------------------------------
Reconfiguration                                   $200         $1,000        $3,000      $6,000       $12,000
------------------------------------------------------------------------------------------------------------------
Additional
Installation/Maintenance/Engineering            $100.00/hr    $100.00/hr    $100.00/hr  $100.00/hr   $100.00/hr
------------------------------------------------------------------------------------------------------------------
Additional
Installation/Maintenance/Engineering (After
Hours)                                          $125.00/hr    $125.00/hr    $125.00/hr  $125.00/hr   $125.00/hr
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
   Cross-Connect Charge                      Monthly Recurring                   Non-Recurring
------------------------------------------------------------------------------------------------------------------
           DS-1                                    $150                              $300
------------------------------------------------------------------------------------------------------------------
           DS-3                                    $250                              $500
------------------------------------------------------------------------------------------------------------------
           OC-3                                    $600                             $1,000
------------------------------------------------------------------------------------------------------------------
           OC-12                                  $1,200                            $10,000
------------------------------------------------------------------------------------------------------------------
           OC-48                                  $3,500                            $25,000
------------------------------------------------------------------------------------------------------------------

            Installation charges shall apply to the normal installation of equipment necessary to provide the requested service to the point of demarcation at the Customer's premises. Additional installation charges shall apply when Seller is required to install equipment other than that normally required to provide the service or when Customer requests special equipment.

            Non-recurring charges not described above will be considered special requests and will be handled on an individual case basis. All of the charges stated above are subject to change with thirty (30) days notice.

C.    Frame Relay Services

1. Rates & Charges: Williams Network Frame Relay Service has four principal rate elements: Local Access, Port Connections, Permanent Virtual Circuits
      (PVCs), and Trunking charges.

      Port Connections and PVCs can be categorized as being either a User-to-Network Interface (UNI) type or Network-to-Network Interface (NNI) type. An NNI port is defined as one end of a connection between Seller's frame relay network and another carrier's network. The connecting carrier could be either a customer or off-net service provider. Similarly, an NNI PVC is defined as one which has each end of the PVC residing in two different carrier's frame relay networks, rather than the originating and terminating points being in the same carrier's network.

2.    Conventional Frame Relay Services:

      a. Local Access: Pricing for Local Access is determined in accordance with the Terms and Conditions set forth in Section 5.0 of the DSA.

      b. Port Connections: Both UNI and NNI port charges are based solely on the speed of the port selected by the Customer. Available port speeds range from 64 Kilobits per second (Kbps) to 1.536 Megabits per second (Mbps). Available speeds are set forth in Table C.1 below. Monthly recurring charges and installation charges for frame relay ports are set forth in Table C.1 below. Other non-recurring charges are set forth in Table C.3 below.


--------------------------------------------------------------------------------
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


      c. Permanent Virtual Circuit (PVC) bandwidth charges: UNI and NNI PVC charges are both based solely on the bandwidth selected by Customer. Bandwidth charges are stated in Committed Information Rates (CIR) which are stated in Kbps increments for one-way (Simplex) PVCs. Available PVC-CIR speeds range from 4 Kbps to 1.024 Mbps. Available speeds are set forth in Table C.1 below. Monthly recurring charges and installation charges for Frame Relay PVCs are set forth in Table C.1 below. Other non-recurring charges are set forth in Table C.3 below.

      d. Trunking Charges: The trunking charge is for the communication line between the Williams Network switch and Customer's switch. The trunking charge is added to the rates set forth in Table C.1 below.

Table C.1 Monthly Recurring Charges (MRC) and Installation Charges

    -----------------------------------------------------------------------------------
            Frame Relay Service                     Speed/CIR      MRC        Install
               Components                            (Kbps)
    ----------------------------------------------------------------------------------
    UNI Ports                                          64          $117       $    250
                                              ----------------------------------------
                                                      128          $219       $    250
                                              ----------------------------------------
                                                      192          $239       $    250
                                              ----------------------------------------
                                                      256          $259       $    250
                                              ----------------------------------------
                                                      320          $320       $    250
                                              ----------------------------------------
                                                      384          $382       $    250
                                              ----------------------------------------
                                                      448          $476       $    250
                                              ----------------------------------------
                                                      512          $531       $    250
                                              ----------------------------------------
                                                      576          $569       $    250
                                              ----------------------------------------
                                                      640          $606       $    250
                                              ----------------------------------------
                                                      704          $643       $    250
                                              ----------------------------------------
                                                      768          $696       $    250
                                              ----------------------------------------
                                                     1024          $869       $    250
                                              ----------------------------------------
                                                     1536         $ 950       $    250
    ----------------------------------------------------------------------------------
    UNI PVCs                                            4            $5        $    25
                                              ----------------------------------------
    (Simplex Pricing)                                   8            $6        $    25
                                              ----------------------------------------
                                                       16            $7        $    25
                                              ----------------------------------------
                                                       32           $11        $    25
                                              ----------------------------------------
                                                       48           $17        $    25
                                              ----------------------------------------
                                                       64           $23        $    25
                                              ----------------------------------------
                                                      128           $46        $    25
                                              ----------------------------------------
                                                      192           $72        $    25
                                              ----------------------------------------
                                                      256           $96        $    25
                                              ----------------------------------------
                                                      320          $119        $    25
                                              ----------------------------------------
                                                      384          $143        $    25
                                              ----------------------------------------
                                                      448          $167        $    25
                                              ----------------------------------------
                                                      512          $195        $    25
                                              ----------------------------------------
                                                      576          $219        $    25
                                              ----------------------------------------
                                                      640          $244        $    25
                                              ----------------------------------------
                                                      704          $268        $    25
                                              ----------------------------------------
                                                      768          $293        $    25
                                              ----------------------------------------
                                                      832          $317        $    25
                                              ----------------------------------------
                                                      896         $325         $    25
                                              ----------------------------------------


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------
                       Frame Relay Service     Speed/CIR        MRC           Install
                            Components          (Kbps)
    ----------------------------------------------------------------------------------
                                                      960          $330        $    25
                                              ----------------------------------------
                                                     1024          $350        $    25
    ----------------------------------------------------------------------------------
       Local Access                           DS-0/DDS     ICB            ICB
                                              ----------------------------------------
                                              FT-1         ICB            ICB
                                              ----------------------------------------
                                              DS-1         ICB            ICB
    ----------------------------------------------------------------------------------
       NNI Trunking Charge                    DS-0/DDS     ICB            ICB
                                              ----------------------------------------
                                              FT-1         ICB            ICB
                                              ----------------------------------------
                                              DS-1         ICB            ICB
    ----------------------------------------------------------------------------------

3.    Enhanced Frame Relay Service:

      Frame Relay/ATM Service Interworking:

      Frame Relay/ATM Service Interworking ("FRASI") gives Customer the ability to communicate seamlessly between ATM and Frame Relay locations. There is no additional charge for locations requiring ATM beyond the standard ATM charges set forth in Section A of this Pricing Schedule. Only Frame Relay PVCs can be used for FRASI service, as the smaller Frame Relay ports are unable to handle the higher bandwidth ATM PVCs.

4. Additional Non-recurring Charges: In addition to the non-recurring installation charges set forth in Tables C.1 & C.2 above, Customer may incur additional non-recurring charges as set forth in Table C.3 below.

Table C.3

     ---------------------------------------------------------------------------
     Additional Non-Recurring Charges
     ---------------------------------------------------------------------------
     Description of Charge                                     Charge
     ---------------------------------------------------------------------------
     Configuration Changes                                     $50
     ---------------------------------------------------------------------------
     Order Cancellation Charge pre/post engineering prior to   $500/$1000
     circuit acceptance Order
     ---------------------------------------------------------------------------
     Local Access Change-post acceptance                       $500
     ---------------------------------------------------------------------------
     In addition to the Order Cancellation Charge, Customer will be required to reimburse Seller for any cancellation charges relating to Local Access or off-net service for which Seller is acting as agent.
     ---------------------------------------------------------------------------
     PVC Order Change Charge                                   $50
     ---------------------------------------------------------------------------
     Port Order Change Charge                                  $100
     ---------------------------------------------------------------------------

      Configuration charges are applied when the CIR of PVCs for Basic Frame Relay Service are changed or when Customer desires a change to the CIR of PVCs in an already established Flex


--------------------------------------------------------------------------------
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

      CIR Schedule (i.e. Customer will not be charged the $50 fee for changes to the CIR when establishing its initial Flex-CIR schedule).

      Order Cancellation Charges apply when a Customer cancels an order prior to its installation.

      Local Access Change Charges apply when local access services provided by a third party through Seller is moved or replaced with local access service to another location.

      PVC Order Change Charges apply after design, but prior to installation on a per PVC basis, when Customer makes a change to the PVC size ordered. If the PVC has been installed and accepted, Customer will be charged for a new PVC installation.

      Port Order Change Charges apply after design, but prior to installation on a per port basis, when Customer requests to change the port size ordered. If the Port has been installed and accepted, Customer will be charged for a new port installation.

D. F. Pricing General Conditions

1. All pricing set forth in Sections A, B, and C above is Seller's current pricing. Such pricing is subject to change upon thirty (30) days written notice by Seller to Customer. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders previously placed by Customer and accepted by Seller.

2. All current pricing is predicated on an anticipated volume of business from Customer that reflects current circuits on order and anticipated subsequent orders. During the Term of this Agreement, if the aggregate revenue (excluding Local Access charges ordered by Seller but including local access management fees as detailed in Section 5.0) for all existing circuits falls below a monthly minimum of $75,000.00, Seller reserves the right to increase port prices by ten percent (10%) for existing services to take effect immediately with thirty (30) days notice to Customer.

IN WITNESS WHEREOF, the parties hereto have executed this Williams Vyvx Services Pricing Schedule as of the day and year first above written.

IBEAM BROADCASTING CORP.:                WILLIAMS VYVX SERVICES, a business
                                         unit of
                                         WILLIAMS COMMUNICATIONS, INC.:


/s/ Daniel Sroka                                /s/ Laura Kenny
---------------------------------------  ---------------------------------------
Signature of Authorized Representative   Signature of Authorized Representative

Daniel Sroka
---------------------------------------  ---------------------------------------
Printed Name                             Printed Name

Vice President
---------------------------------------  ---------------------------------------
Title                                    Title


--------------------------------------------------------------------------------
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

                                   Exhibit II

                 Williams Vyvx Services Technical Specifications

I.    Technical Specifications for ATM and Frame Relay Services

A. The Technical Specifications set forth herein are stated as an objective that the ATM and Frame Relay Services will perform in accordance with prevailing telecommunications industry standards. All Service provided under Seller's ATM and Frame Relay Services are measured using two variables: Network Availability and Mean-time-to-restore. Mean-time-to-restore is discussed in the General Provisions of this Schedule.

B.    Availability.

      1. Availability on Seller's Network. Availability is a measurement of the percent of total time that service is operative when measured over a 365 consecutive day (8760 hour) period. For ATM and Frame Relay Services on the Williams network, availability shall be 99.95% from point-of-presence ("POP") to POP measured over a one-year period.

      2. Availability for Services not on Williams Network. For Services not on the Williams network, the off-net provider will establish availability. The Local Access availability standards for ATM and Frame Relay Services are established by the Local Access Provider.

      3.    See General Provisions for other factors affecting availability.

II.   Technical Specifications for Private Line Service

A.    Interconnection Specifications

      1. DS-3. DS-3 service is provided in accordance with ANSI Standard T1.102 and T1.404. DS-3 Service operates at 44.736 Mbps.

      2. Optical SONET Services (OC-N). Optical SONET Services are provided in accordance with ANSI Standard T1.105. OC-3 Service operates at
            155.520 Mbps and is configured with 3 separate STS-1 signaling paths. OC-3C Service operates at 155.520 Mbps and is configured with 1 STS-3C signaling path (or 3 concatenated STS-1 signaling paths). OC-12 Service operates at 622.080 Mbps with 12 separate STS-1 signaling paths. OC-12C Service operates at 622.080 Mbps with 1 STS-12C signaling path (or 4 separate STS-3C signaling paths). OC-48 Service operates at 2488.320 Mbps and is configured with 48 separate STS-1 signaling paths.

B.    Availability.

      1. Availability on Williams Network. Availability is a measurement of the percent of total time that service is operative when measured over a 365 consecutive day (8760 hour) period. DS-3 and Optical SONET Service is considered inoperative when there has been a loss of signal or when two consecutive 15 second loop-back tests confirm the observation of a bit error rate equal to or worse than 1 x 10-6. For Services on the

--------------------------------------------------------------------------------
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

            Williams network, availability shall be 99.95% from POP to POP measured over a one-year period.

      2. Availability for Services not on Williams Network. For Services not on the Williams network, the off-net provider will establish availability. The Local Access availability standards for DS-3 and Optical SONET Services are established by the Local Access Provider.

      3.    See General Provisions for other factors affecting availability.

B.    Performance (% Error Free Seconds, while Available).

      1. Error Free Seconds on Williams Network. Performance is noted in Error Free Seconds, which are a measure of the percentage of total seconds that do not contain bit errors when measured over a consecutive 24-hour period. Performance shall be measured on a one-way basis using a Pseudo Random Bit Sequence test pattern as defined in CCITT Recommendation 0.151. For Services on the Williams network, Error Free Seconds shall be 99.5% from POP to POP measured over a monthly period

      2. Error Free Seconds for Services Not on Williams Network. The Error Free Seconds standards for the Local Access for DS-3 and Optical SONET Service is established by the Local Access Provider. For Services not on the Williams network, the off-net provider will establish Error Free Seconds.

III. General Provisions Relating to Technical Specifications

A.    Quality Standards.

      1. Standards apply on a one-way basis between Williams Point(s) of Presence (POP) only.

      2. All standards exclude nonperformance due to force majeure or planned interruptions for necessary maintenance purposes.

      3. All standards exclude nonperformance due to acts or omissions of Customer or due to any failure of Customer-provided equipment.

      4. General. DS3 and Optical SONET Service standards apply on a one-way basis between the Customer Premises Network Interface Points ("CPNIP") which are connected to Local Access between which DS3 and Optical SONET Interexchange Service is provided (CPNIP TO CPNIP or End-to-End) and exclude nonperformance due to force majeure or planned interruptions for necessary maintenance purposes. Customer provided equipment, dependent upon the type and quality of Customer equipment used, may affect the actual end-to-end availability and performance of DS-3 and Optical SONET Service. (Customer provided Local Access may not meet these specifications.)


--------------------------------------------------------------------------------
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

B     Maintenance

      1. Williams will undertake repair efforts on equipment or fiber when Williams first becomes aware of it, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section III B only apply for Equipment or Fiber on Williams' owned and operated network and from Williams' POP to Williams' POP.

      2. Mean Time to Restore (MTTR) is the average time required to restore service and resume availability and is stated in terms of equipment and cable outages. The time is measured from the moment the outage is reported until the service is available. MTTR Objectives are:

            a.    ATM, Frame Relay, Private Line, Transit IP, and Dedicated IP
                  Services:

                        2 hours Network Equipment
                        6 hours First Fibers on Cable

            b.    Optical Wave Services:

                        24 hours Network Equipment
                        10 hours First Fibers on Cable

C. Calculation. Williams Network calculates network availability upon written request from customers. Customer must notify the Williams Vyvx Services Customer Care department and initiate an action request to determine if the standards stated above were met.


--------------------------------------------------------------------------------
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

Exhibit III             Williams Vyvx Services Order Form               Order #

                                                                      Cust. PON:
--------------------------------------------------------------------------------
Order Date                Sales Rep:                      Cust. Reference #:
Requested Due Date:       Sales Rep Phone:                Price QuoteRef #1:
                          Circuit Term:                   Price Quote Ref #2:

          Customer  Information                             Billing Information

  Customer:                                      Billing Contact:
  Customer Contact:                              Billing Address:
  Address:                                       Billing City:
  City:                                          Billing State:
  State:                      Zip:               Billing Zip Code:
  Phone:                                         Billing Phone:
  Fax:                                           Billing Acct #:
  Email:

--------------------------------------------------------------------------------
                                   LOCAL LOOP
--------------------------------------------------------------------------------

 Service Request:   Stop Bill Date:    Loop Circuit I.D. (If Existing Loop):
 Interval:          Expedite Date:     Local Loop Type/Speed:
 Jack Type:         Diversity:        * Framing C Bit:                    Via:

 NPA:      NXX:                       * PLCP:                             Inside
Wiring:
 End User Name:                                 Preferred Local Access Vendor:
 End User Address:                              Collocate Assignment:
 Building:            Floor:      Room #:       On-Site Contact Name:
 City:                State:      Zip:          On-Site Contact Phone:
                                                On-Site Contact Email:
 Access Hours:                                  Line Coding:
 * Note: DS3 Only                               Framing:

--------------------------------------------------------------------------------
                                    PORT/NODE
--------------------------------------------------------------------------------

 Port/Node:             Service Request:                Requested Port Speed:
 Circuit ID:            Port Type:                      Flex-UNI (Yes or No):

--------------------------------------------------------------------------------
                                      PVCs
--------------------------------------------------------------------------------

                           PVC 1 PVC 2 PVC 3 PVC 4 PVC 5 PVC 6 PVC 7 PVC 8 PVC 9

New, Change or Disconnect
VPC or VCC
QoS (CBR, VBR, ABR, UBR)
Source VPI/VCI
Flat Rate or Usage Based
Pt-to-Pt or
 Pt-to-Multipoint
PVC CIR (Mbps)
Circuit I.D. (Change && Disc.)
UNI PVC
NNI PVC
Destination Port City
Destination VPI/VCI
Destination Port Circuit ID
Dest. Port Speed (Mbps)
Full Duplex PVC
Simplex PVC


--------------------------------------------------------------------------------
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

                            Williams Vyvx Service Order                 Order #:

                                                                       Cust PON:
--------------------------------------------------------------------------------
                                 Circuit Pricing
--------------------------------------------------------------------------------

  Local Access/Backhaul Pricing                                            Price Quote
                  Location                  Vendor     Local Loop Speed    Installation         VH Miles         Monthly Recurring

  Port Pricing                                 Price Quote
     Port Size              Installation(NRC)     Monthly Recurring (MRC)           Total

  Other Charges
    Disconnect Charge:
    Expedite Charge:                          Expedite Charge Description:
    Ancillary Charge:                         Ancillary Charge Description:
    Misc. Charge:                             Misc. Charge Description:

  PVC Pricing                                                                                        Totals
                                                                                                     Other Chgs:
     PVC           Install Fee     PVC CIR      Price Per MB       Discount %      MRC Total ($)
      1                                                                                              L.A. Install:
      2                                                                                              Port Install:
      3                                                                                              PVC Install:
      4                                                                                               Total Install:
      5
                                                                                                      L.A. MRC:
      6
                                                                                                      Port MRC:
      7
                                                                                                      PVC MRC:
      8
                                                                                                      Total MRC:
      9

Notes/Special Instructions:iBEAM Design Approval:                       Date:
------------------------------------------------------------------------------------------------------------------

" " " " " " iBEAM hereby represents more than 10% of the iBEAM's use of
            Service and/or circuit provided by Williams pursuant to this Order will be interstate telecommunications. If it is determined at any time that such interexchange Service or circuit is subject to state regulation, the interexchange Service or circuit may be provided by Williams or its affiliates, pursuant to applicable state laws, regulations and applicable tariffs. All service is provided in accordance with the Customer's Letter of Intent, or Customer's Data Services Agreement #_____________or if no agreement exists between Williams and Customer, then Williams' standard terms and conditions, and any applicable Williams tariff will apply.

-------------------------------------------------------------------------------
VYVX AUTHORIZING SIGNATURE   iBEAM BROADCASTING CORPORATION AUTHORIZED SIGNATURE

Print Name            Date              Print Name            Date

                                   Exhibit IV


--------------------------------------------------------------------------------
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

             Williams Vyvx Services Troubleshooting Procedure-iBEAM
                                  July 11, 2000

For all iBEAM circuits on the Williams Network, a Trouble Reporting Contact number and procedure are listed below. Williams Vyvx Services Control Center will take and verify the customer information and transfer the call to the Williams Network Control Center (CNMC) in Sacramento. . Information required from iBEAM is listed below as well. Williams Network Control Center in Sacramento ("CNMC") will actively coordinate the resolution of trouble on iBEAM circuits directly with the Customer and strive to identify, isolate and resolve outages and communicate the status of resolution to iBEAM in such a manner as to minimize the impact of outages on iBEAM circuits.

Contact Information:

Vyvx NCC in Tulsa Oklahoma staffed 24x7x365-- Call 1-800-888-6771

      iBEAM will give Vyvx Technician the following information: Customer, Name, Affected City Pairs, and/or Williams Network Circuit Numbers of affected circuit/s (TWC#) and iBEAM NOC call back number.

      Vyvx Technician will immediately call WCG Sacramento NCC and transfer the information and call. Vyvx technician will state customer of record is iBEAM. Vyvx technician will open a trouble ticket within Vyvx for information purposes only with appropriate time and date stamps for record keeping and notes from Sacramento on trouble and resolution.

      Sacramento NCC will troubleshoot the TWC Circuit according to the established procedures and handle the customer contact as primary interface from this point forward. Vyvx personnel will stay informed of circuit outages and resolution progress on all open tickets.

1.1.1 CNMC personnel will confirm outages with iBEAM technician and open trouble ticket with actual date and time of outage, record TWC#'s and other information necessary to troubleshoot circuit. Supervisor on Duty will be immediately notified that this is an iBEAM circuit and Supervisor will assign a technician to work the trouble to resolution.

1.1.2 CNMC personnel will retrieve all relevant data on the circuit from TBS database and utilize circuit information to perform verification of service. CNMC Personnel will notify iBEAM whether WCG is customer of record on the Local Exchange Carrier portion of circuit immediately so iBEAM can coordinate the cooperative testing with appropriate LEC troubleshooting personnel.

1.1.3 CNMC personnel will actively work ticket and perform such necessary tests to isolate trouble and communicate this to relevant parties within WCG responsible for resolution of affected areas. This includes LEC group and ATM Network Group. CNMC will coordinate the resolution of ticket and maintain communications with Customer.

1.1.4 If at this time it is determined that there is no trouble and iBEAM is in agreement, the ticket will be


--------------------------------------------------------------------------------
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

        closed out and reported date and time of circuit restoration will be recorded.

1.1.5 If there is ATM trouble iBEAM will be given a ticket number and an expectation of when they will be either informed of repair and/or update status.

1.1.6 If trouble is determined to be in the Local Access portion of the circuit, CNMC personnel, with iBEAM's consent, if necessary, will work the problem with the LEC Repair Service Center. Local Exchange Carrier records will be accessed on the Circuit Layout Report and TBS database and Williams Network will coordinate such resolution when WCG is the customer of record with the associated LEC for this circuit. In the case where another party owns the LEC order, WCG will perform end to end testing of circuits and coordinate resolution of troubles as required from iBEAM or Local Exchange Carrier technical personnel as needed.

1.1.7 If the trouble is determined to be in the "Network" portion of the circuit, the CNMC personnel will then perform such test to isolate which workgroup in Williams to refer trouble for further testing and resolution.

1.1.8 Outages of long duration may require escalations to expedite resolution. Escalation procedures and contacts will be followed and noted in the ticket log. Every attempt will be made to resolve circuit problems and inform customer of progress to this end in a timely manner.

1.1.9 Once the LEC or the On-Net provider has cleared the trouble the CNMC personnel will then retest where possible and contact iBEAM to test end to end and resolve the trouble reported. The CNMC then will close out the trouble ticket following established procedures and confirmation by iBEAM that circuit is back in operation. If circuit is tested good through LEC Demarcation by Williams and the associated LEC and iBEAM either does not acknowledge resolution of the problem, is not available for testing or for some other reason does not respond, the trouble ticket will be so noted along with the time of resolution, and the ticket will be placed in "awaiting customer call back" status for delayed maintenance. Within 24 to 48 hours of resolution of the trouble and after a reasonable number of attempts to close the ticket with the customer, CNMC will notify customer that the ticket will be closed by the end of the business day unless Customer contacts CNMC for further testing. CNMC will note in the trouble ticket the time circuit tested good and inform Vyvx NCC of ticket status, time of resolution and any Customer concerns.

1.1.10 Vyvx NCC will update their trouble ticket with the relevant notes, times and make a final disposition for records keeping, score carding and any possible outage credits due customer.

1.1.11 These procedures may be updated from time to time to ensure ongoing efficiencies.


--------------------------------------------------------------------------------
stddoc                                                            Page 31 of 31
1-CSA 991216.doc           Williams Communications - Proprietary & Confidential
--------------------------------------------------------------------------------

                                   AMENDMENT 1
                       Data Services Agreement #01R0470.00

THIS AMENDMENT 1 ("Amendment") is made and entered into this ___ day of June, 2001, by and between Vyvx Broadband Media (formerly Williams Vyvx Services), a business unit of Williams Communications, LLC ("Vyvx"), and iBEAM Broadcasting Corporation ("Customer").

WHEREAS, Vyvx and Customer are parties to that certain Data Services Agreement, dated March 19, 2001, Contract #01R0470.00 (the "Agreement"); and

WHEREAS, effective January 1, 2001, Williams Communications, Inc., became Williams Communications, LLC, a Delaware limited liability company; and

WHEREAS, Vyvx and Customer desire to amend the Agreement;

NOW, THEREFORE in consideration of the foregoing premises and mutual promises and covenants of the parties hereto, the receipt and sufficiency of which is hereby acknowledged, Vyvx and Customer agree to amend the Agreement as follows:

1. Section 2.0 of the Agreement (Description of Services) shall be amended to add the following additional Services, as defined in the Agreement:

            2.1 Description of Dedicated Internet Service (Transit and Non-transit):

            Definition of Transit:

                  Transit IP traffic, i.e. off-net, is traffic that exits WCG network via a provider and terminates at an end-user not connected to that provider's network or any of their customer's networks.

                  Non-transit traffic, i.e. on-net, is traffic that exits WCG network via a provider and terminates at an end-user directly connected to that provider's network or one of their customer's networks.

            Dedicated Internet Service (Transit and Non-transit) provides a Customer with a dedicated high-speed connection to the Internet. Dedicated Internet Access Service is offered at speeds from DS1 to GigE. Customers can choose Flat Rate, Tiered Rate or Burstable Rate billing options. Also available are IP addresses and/or secondary DNS requirements and USENET newsfeeds. Dedicated Internet Service can be configured as Private Line, Frame Relay, ATM, or Packet-over-SONET in order to allow the Customer to run the same protocol across its network (i.e. if Customer currently has a frame relay network, the Dedicated Internet Service Customer orders from Seller can be configured as frame relay). Dedicated Internet Service only provides Customer with access to the Internet and to other Dedicated Internet Access customers within the Vyvx Network and does not provide Customer with connectivity to other Customer sites that are not connected to the Internet. Seller offers several options for Customer's connectivity to the Internet, which options are more specifically described in the Technical Specifications


Amendment 1 to DSA                                                        Page 1
            and Connectivity Options for Dedicated Internet Service set forth in
            Exhibit II. Customer will specify its connectivity option on Customer's Service Order for Dedicated Internet Service.

2. Exhibit I to the Agreement (Williams Vyvx Services Pricing Schedule) shall be amended to add the additional pricing for Services set forth in Attachment A hereto.

3. Exhibit II to the Agreement (Williams Vyvx Services Technical Specifications) shall be amended to add the additional technical specifications for Services set forth in Attachment B hereto.

4. Except as specifically amended herein, all terms, conditions and provisions contained in the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment 1 on the day and year first above set forth.

 VYVX BROADBAND MEDIA, a business          IBEAM BROADCASTING
 unit of WILLIAMS COMMUNICATIONS, LLC      CORPORATION


 /s/ John C. Bumgarner                     /s/ Peter Desnoes
 --------------------------                --------------------------
 Signature                                 Signature

                                           Peter Desnoes
 --------------------------------------    -------------
 Print Name                                Print Name

                                           CEO
 --------------------------------------    ---
 Title                                     Title

                                           July 9, 2001
 --------------------------------------    ------------
 Date                                      Date


Amendment 1 to DSA                                                        Page 2

                                  ATTACHMENT A
                              To Amendment 1 to DSA

The following shall be added to Exhibit I (Williams Vyvx Services Pricing Schedule) as additional pricing for Services:

D.    Dedicated Internet Service

1.    Recurring Rates & Charges

1.1

1.1 Dedicated Internet Access Rate Pricing. For Dedicated Internet Access Rate pricing, the monthly recurring charge is $225 per Mbps per month with a minimum volume of 1000Mbps per month. Dedicated Internet Access pricing for IP transit below 1000Mbps per month will be $325per Mbps per month not to exceed $250,000. The Dedicated Internet Access volume will be measured as the higher of either inbound or outbound traffic measured at the 95% percentile. To attain this measurement, the customer's traffic is sampled every 3 minutes and aggregated in 15 minute increments to obtain the usage activity for the month. These measurements are recorded in a database. At the end of the billing cycle, the highest 5% of samples are deleted. (So, if there are 2,976 samples in a month, then delete the highest 149.) The Customer agrees to a minimum commitment of 400Mbps per month of total Dedicated Internet Access volume.

1.5 Monthly Recurring Cross Connect Charge. Monthly Recurring Cross Connect Charges may apply to connections between Customer Equipment, Seller facilities and network, and the equipment or cable of third parties. The Monthly Recurring Cross Connect Charges are set forth in Table D.4.

      -------------------------------------------------------------------------------------------
      Table D.4                                     DS-1     DS-3      OC-3     OC-12     GigE
      -------------------------------------------------------------------------------------------
      Monthly Recurring Cross Connect Charges       150       250      1000      1000     1000
      -------------------------------------------------------------------------------------------

1.6 Pricing. Pricing for the provision of Dedicated Internet Service shall be as set out in this Schedule and is subject to change for one year from the effective date per the terms of Exhibit I of the Agreement. It is the intent of the Parties that iBEAM should receive favorable pricing for Services, in keeping with the volume of Services purchased by iBEAM and other relevant market factors. Williams and iBEAM agree to review pricing for Services each calendar year. The standard for when pricing should be adjusted shall be whether the overall market price for Dedicated Internet Access in the United States has either fallen by a significant amount below Williams' rates or risen by a significant amount above Williams' rates.

      Pricechanges shall only be effective on a going-forward basis and shall not apply to Service Orders previously placed by Customer and accepted by Seller prior to the effective date of the respective price change.

2.    Non-Recurring Rates & Charges

2.1 Non-Recurring Charges. Non-Recurring Charges may be incurred for Dedicated Internet Services. Non-Recurring Charges are set forth in Table D.5 below.

      -----------------------------------------------------------------------------------------------------------
      Table D.5               Non-Recurring Charges      DS-1        DS-3        OC-3       OC-12        GigE
      -----------------------------------------------------------------------------------------------------------
      New Order Installation                             $500      $1,500      $4,000      $8,000      $6,000
      -----------------------------------------------------------------------------------------------------------
      Change Of Service Date Charge (1st change free)    $25         $50       $2,000      $4,000       $8000
      -----------------------------------------------------------------------------------------------------------
      Port Order Change Charge                           $100       $100        $100        $100        $100
      -----------------------------------------------------------------------------------------------------------
      Configuration Changes                              $50         $50         $50         $50         $50
      -----------------------------------------------------------------------------------------------------------
      Change Of Service Order Charge
      -----------------------------------------------------------------------------------------------------------
           Pre-engineering                               $160       $800       $2,400      $4,800       $9600
      -----------------------------------------------------------------------------------------------------------
           Post-engineering                              $320      $1,600      $4,800      $9,600      $19,200
      -----------------------------------------------------------------------------------------------------------
      Order Cancellation
      -----------------------------------------------------------------------------------------------------------
           Pre-engineering                               $200      $1,000      $3,000      $6,000      $12,000
      -----------------------------------------------------------------------------------------------------------
           Post-engineering                              $400      $2,000      $6,000      $12,000     $24,000
      -----------------------------------------------------------------------------------------------------------
      Access Service Request (ASR) Special Access        N/A        $250        $250        $250        $250
      -----------------------------------------------------------------------------------------------------------
      Access Service Request (ASR) Supplement            $150       $150        $150        $150        $150
      -----------------------------------------------------------------------------------------------------------
      Order Expedite                                     $300       $300        $300        $300        $300
      -----------------------------------------------------------------------------------------------------------


Amendment 1                                                               Page 2

      -----------------------------------------------------------------------------------------------------------
      Table D.5               Non-Recurring Charges      DS-1        DS-3        OC-3       OC-12        GigE
      --------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------
      Cross Connect Install Charge                       $300       $750       $1,000      $1,500       $2000
      -----------------------------------------------------------------------------------------------------------
      In addition to the above charges, Customer is required to reimburse
      Williams for any Third Party Provider charges relating to Customer's service. Non-Recurring Charges not described above will be considered special requests and will be handled on an individual case basis. All of the charges stated above are subject to change with thirty (30) calendar days notice. A complete description of the above charges is published at
      http://www.williamscommunications.com/network/customer-service/process-policy.html.
      -----------------------------------------------------------------------------------------------------------

2.2 Miscellaneous. Customer should be aware that from time to time, third-party charges are levied to Seller after submission of the original Service Order from Customer. Seller may be obligated to pass these charges to Customer. Seller will inform Customer of any such charges before the charges are passed to Customer. Seller cannot commit that all charges related to any requested Service will always be on the original Service Order.


Amendment 1                                                               Page 3

                                  ATTACHMENT B
                              To Amendment 1 to DSA

The following shall be added to Exhibit II (Williams Vyvx Services Technical Specifications) as additional Technical Specification for Services:

IV.   Dedicated Internet Service

A.    Connectivity Options.

            (1) DS1 Frame Relay: DS1 Services will connect into Seller's POP on a channelized DS3. Seller's entrance facilities will have a logical port created for Customer on DS3/1/0 card on ATM Switch. This logical port will be used to create a PVC to Seller's access router using frame relay (or PPP) to ATM service internetworking.

            (2) DS1 Point-to-Point (PPP): If Customer orders DS1 PPP, Customer will terminate on Seller's entrance facilities via a channelized DS3 card. One logical port will be configured for Customer on the DS3 Frame card on ATM Switch. Seller will provide a PVC from this logical port to the ATM UNI logical port on Seller's access router.

            (3) DS3 ATM: If Customer orders DS3 ATM connectivity, Customer's circuit will be terminated on Seller's entrance facilities at Seller's POP.

            (4) DS3 Frame Relay: If Customer orders DS3 Frame Relay connectivity, Customer will be connected directly to the entrance facilities at Seller's POP.

            (5) DS3 Point-to-Point (PPP): If Customer orders DS3 PPP connectivity, Customer's Dedicated Internet Service will connect to the entrance facilities at Seller's POP on an optical interface.

            (6) OC3 ATM: If Customer orders OC3 ATM connectivity, Customer's circuit will be terminated on Seller's entrance facilities at Seller's POP. One logical port will be configured for Customer. Seller will provide a PVC from this logical port to the ATM UNI logical port on Seller's access router.

            (7) OC3 Packet-over-SONET (PoS): If Customer orders OC3 POS connectivity, Customer's circuit will be terminated on Seller's entrance facilities at Seller's POP. Seller will provide a dedicated POS circuit from the entrance facility to the POS port on Seller's access router.

            (8) OC12 ATM: If Customer orders OC12 ATM connectivity, Customer's circuit will be terminated on Seller's entrance facilities at Seller's POP. One logical port will be configured for Customer on ATM Switch. Seller will provide a PVC from this logical port to the ATM UNI logical port on Seller's access router.

            (9) OC12 Packet-over-SONET (PoS): If Customer orders OC12 POS connectivity, Customer's circuit will be terminated on Seller's entrance facilities at Seller's POP. Seller will provide a dedicated POS circuit from the entrance facility to the POS port on Seller's access router.

            (10) Gigabit Ethernet (GigE): If Customer orders GigE connectivity, Customer's circuit will be terminated on Seller's entrance facilities at Seller's POP or Data Center. Seller will provide a dedicated Gig Ethernet from entrance facility to the collocated or customer rack to Seller's switch or router. Connector will be multi mode fiber with SC connector.

B. Network Availability. Network Availability is a measurement of the percent of total time that service is operative when measured over a 30 day period. Seller's Network availability for Dedicated Internet Services shall be 99.999% at Seller's Santa Clara, Herndon, and Tulsa Internet Data Centers measured over a thirty-day period. Seller will undertake repair efforts on equipment or fiber when Seller first becomes aware of it, or when notified by Customer and Customer has released all or part of the Service for testing. The standards by which Seller's Dedicated Internet Services is measured apply on a one-way basis between Seller's POPs only. Seller does not guarantee the availability of local loops.

C. Meant Time to Restore ("MTTR"). MTTR shall be the average time required to restore service and resume availability and is stated in terms of equipment and cable outages. The time is measured from the moment the outage is reported until the service is available. With respect to Dedicated Internet Service, Seller has an objective of repairing network equipment within an average of two (2) hours for Priority 1 outages and four (4) hours for Priority 2 outages and an objective to have the first fiber on a cable cut restored within an average of six (6) hours. Seller will undertake repair efforts on equipment or fiber when Seller first becomes aware of the problem, or when notified by Customer and


Amendment 1                                                               Page 4

      Customer has released all or part of the Service for testing. The maintenance standards in this Section only apply for equipment or fiber on Seller's owned and operated network and from Seller's POP to Seller's POP. Vyvx and Customer will work to define Priority 1 and Priority 2 outages within 30 days after the effective date.

D. Latency. Latency is measured as the round trip time, averaged over a month (720 hours/month), required for a packet (100 bytes) to travel between Seller Core IP POPs (Seller IP Core Access Router to Seller IP Core Access Router). For Services on Seller's Network, Latency will be less than 55 ms maximum average round trip, not to exceed 100 ms peak between Core IP POPs when averaged over a one month period (720 hours). The SLA Latency is the average of mean latency values for IP Core POP City pairs. The customer will be provided monthly a matrix of Core IP City Pairs and averaged latency times between these pairs. The worst time from this matrix is the peak latency.

E. Packet Loss. Packet Loss is measured as the percentage of 100 byte packets at 5 iterations of 100 trials, averaged over a month (720hours) lost between Seller Core IP POPs (Seller IP Core Access Router to Seller IP Core Access Router). For Services on Seller's Network, Packet Loss will be less than 1% averaged over a month period (720 hours) between Seller's IP Core POPs. The customer will be provided monthly a matrix of Core IP City Pairs and averaged percentages of Packet Loss between these pairs. The SLA Packet Loss is the worst percentage of packet loss from said matrix.


Amendment 1                                                               Page 5